                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                                    DME Capital Management, LP

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    Greenlight Capital, Inc.

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    Greenlight Capital, L.P.

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    Greenlight Capital Qualified, L.P.

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    Greenlight Capital Offshore Partners

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    DME Advisors GP, L.L.C.

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    DME Advisors, L.P.

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    Greenlight Capital (Gold), L.P.

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14

Name:                                    Greenlight Capital Offshore Master
(Gold), Ltd.

Address:                                 2 Grand Central Tower
                                         140 East 45th Street, 24th Floor
                                         New York, NY 10017

Date of Event Requiring Statement:       10/27/14